UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2016

Commission file number 001-16111
GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10 Glenlake Parkway, North Tower, Atlanta, Georgia	30328-3473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
As previously reported, in connection with the proposed acquisition by Global Payments Inc. (the “Company”) of Heartland Payment Systems, Inc. (“Heartland”), on February 26, 2016, the Company and certain wholly owned subsidiaries of the Company, as borrowers or as guarantors, as applicable, entered into the First Amendment to (i) the Second Amended and Restated Term Loan Agreement and (ii) the Second Amended and Restated Credit Agreement, each with Bank of America, N.A. (“Bank of America”), as administrative agent, and a syndicate of financial institutions, as lenders and other agents (the “Amended Credit Facility Agreement”).
On March 29, 2016, the Company and certain wholly owned subsidiaries of the Company, as borrowers, Bank of America, as administrative agent, and Bank of the Philippine Islands, as a new lender, entered into a Lender Joinder Agreement (the “Lender Joinder Agreement”) to the Amended Credit Facility Agreement. The Lender Joinder Agreement provides that Bank of the Philippine Islands shall provide a $50 million delayed draw term loan commitment under the Amended Credit Facility Agreement and become a “Lender” for all purposes thereunder and under the other Loan Documents (as defined in the Amended Credit Facility Agreement). After giving effect to the Lender Joinder Agreement, the amount of delayed draw term loan commitments under the Amended Credit Facility Agreement, which are expected to be subject to a lower applicable margin than the term B loan facility, shall be increased from $685 million to $735 million. The material terms of the Amended Credit Facility Agreement are otherwise unchanged by the Lender Joinder Agreement.
As previously reported, the Amended Credit Facility Agreement allows for the addition of approximately $1.095 billion of term B loans in connection with the Heartland acquisition. The increase in the delayed draw term loan commitments described in the above paragraph, if drawn at the closing of the Heartland acquisition as expected, will result in a corresponding decrease in the anticipated initial aggregate principal balance of the term B loan facility under the Amended Credit Facility Agreement to $1.045 billion.
In addition, the Company and Bank of America have successfully syndicated the $1.045 billion term B loan facility, which, together with the existing commitments from the lenders under the Amended Credit Facility Agreement, will provide the financing necessary to complete the Heartland acquisition.
The funding commitments under the delayed draw credit facility and the term B loan facility remain subject to the satisfaction of customary closing conditions. The foregoing description of the Lender Joinder Agreement is qualified in its entirety by reference to the Lender Joinder Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 of this Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
10.1
Lender Joinder Agreement, dated as of March 29, 2016, by and among the Company and Global Payments Direct, Inc., as borrowers, Bank of America, N.A., as administrative agent, and Bank of the Philippine Islands, as a new lender.

Important Additional Information Has Been Filed with the SEC

In connection with the Company’s proposed acquisition of Heartland, on March 23, 2016, the Company filed with the SEC a final prospectus that also constitutes a definitive proxy statement of Heartland. Heartland has mailed the definitive proxy statement/prospectus to its stockholders. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

A free copy of the definitive proxy statement/prospectus, as well as other filings containing information about the Company and Heartland, may be obtained at the SEC’s website. You may also obtain these documents, free of charge, from the Company at investors.globalpaymentsinc.com or from Heartland by accessing Heartland’s website at www.heartlandpaymentsystems.com/investor-relations. Copies of the definitive proxy statement/prospectus can also be obtained, free of charge, by directing a request to the Company’s Investor Relations department at Global Payments Inc., 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328-3473, Attention: Investor Relations, by calling (770) 829-8234, or by sending an e-mail to Investor.Relations@globalpay.com or to Heartland’s Investor Relations department at 90 Nassau Street, Second Floor, Princeton, NJ 08542 by calling (609) 683-3831 or by sending an e-mail to Heartland_ir@gregoryfca.com.

The Company and Heartland and certain of their respective directors and officers may be deemed to be participants in the solicitation of proxies from the Heartland stockholders in respect of the proposed acquisition. Information regarding persons who may, under the rules of the SEC, be deemed participants in the solicitation of Heartland stockholders in connection with the proposed acquisition are set forth in the definitive proxy statement/prospectus filed with the SEC. Information regarding the Global Payments’ directors and executive officers is contained in Global Payments’ Annual Report on Form 10-K for the fiscal year ended May 31, 2015 and its Proxy Statement on Schedule 14A, dated September 25, 2015, which are filed with the SEC. Information regarding Heartland’s directors and executive officers is contained in Heartland’s Annual Report on Form 10-K for the year ended December 31, 2015 and its Proxy Statement on Schedule 14A, dated March 27, 2015, which are filed with the SEC.

Forward-Looking Statements

Investors are cautioned that some of the statements we use in this filing contain forward-looking statements and are made pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties and depend upon future events or conditions. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, the Company cannot guarantee that its plans and expectations will be achieved. Such statements may include, but are not limited to, statements about intentions and expectations regarding the Heartland transaction, pricing and other terms of certain credit facilities, and other statements that are not historical facts. Important factors, among others, that could cause actual events or results to differ materially from those anticipated by the Company’s forward-looking statements or historical performance include the ability to meet closing conditions to the Heartland transaction at all or on the expected terms and schedule, including without limitation the approval of Heartland’s stockholders; delay in closing the merger or failure to consummate the merger; and the Company’s ability to accurately predict future market conditions, including without limitation credit market conditions. Additional factors that could cause events or results to differ materially from those anticipated by the Company’s forward-looking statements or historical performance can be found in the Company’s Annual Report on Form 10-K for the year ended May 31, 2015, Heartland’s Annual Report on Form 10-K for the year ended December 31, 2015 and each company’s subsequent filings with the SEC. The Company’s forward-looking statements speak only as of the date they are made and should not be relied upon as representing its plans and expectations as of any subsequent date. The Company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	March 31, 2016	By: /s/ Cameron M. Bready
Cameron M. Bready
Executive Vice President and Chief Financial Officer